UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 19, 2010

AAA CAPITAL ENERGY FUND L.P. II

(Exact name of registrant as specified in its charter)

                          New York                                        0-50272                      03-0407557
                      (State or other                                (Commission File                        (IRS Employer
                      jurisdiction of                                       Number)                                Identification No.)
                        incorporation)

c/o Ceres Managed Futures LLC
55 East 59th Street - 10th Floor
New York, New York 10022

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:   (212) 559-2011

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2010, the Registrant’s limited partnership agreement (the “Agreement”) was amended and restated to amend the transferability provisions of the Partnership to provide limited partners with greater flexibility to transfer units and to incorporate various minor revisions into the Agreement.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.2	Third Amended and Restated Agreement of Limited Partnership of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AAA CAPITAL ENERGY FUND L.P. II

By: Ceres Managed Futures LLC, General Partner

By: /s/ Jerry Pascucci Jerry Pascucci President and Director

                                By:  /s/ Jennifer Magro
                                 Jennifer Magro
                                 Chief Fnancial Officer

Date:  May 24, 2010